UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 15, 2009
LAND O’LAKES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North Arden Hills, Minnesota	55126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EX-99.1

ITEM 8.01 OTHER EVENTS
          Land O’Lakes, Inc., a Minnesota cooperative corporation (the “Company”), announced that it will soon close a dairy manufacturing facility located in Madison, Wisconsin. The Company noted that it was no longer cost effective to produce butter at the Madison location. The Company operates several other butter manufacturing facilities across the country and expects to increase production at those facilities to help compensate for the capacity that will be lost once the Madison location is closed. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: April 15, 2009	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press release issued by Land O’Lakes, Inc., dated April 15, 2009.